SCHEDULE 14A INFORMATION


             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934
                                 (Amendment No.    )

     Filed by the Registrant  [x]
     Filed by a Party other than the Registrant  [ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                                   Healthplex, Inc.
     ------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


     ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the
                                     Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          1)  Title of each class of securities to which transaction applies:

             -------------------------------------------------------

          2)  Aggregate number of securities to which transaction applies:

             -------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             -------------------------------------------------------

          4)  Proposed maximum aggregate value of transaction:

             -------------------------------------------------------

          5)  Total fee paid:

             -------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

              ---------------------------------------------------
          2)  Form, Schedule or Registration Statement No.:

              ---------------------------------------------------
          3)  Filing Party:

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          4)  Date Filed:

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


                                   HEALTHPLEX, INC.
                            60 CHARLES LINDBERGH BOULEVARD
                              UNIONDALE, NEW YORK 11553

                                    -------------

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    -------------

        An Annual Meeting of Stockholders of Healthplex, Inc. (the "Company") will be held at the Guest Quarters-Suite Hotel, 707 N. King Street, Wilmington, Delaware, on July 2, 1996, at 1:00 P.M., New York time for the following purposes:

          1.  To elect six directors to the Board of Directors;

          2. To ratify the appointment of Libero & Kappel as independent auditors for the fiscal year ending December 31, 1996; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on May 22, 1996 will be entitled to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at the principal office of the Company, 60 Charles Lindbergh Boulevard, Uniondale, New York, for a period of ten days prior to the meeting.

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, WE URGE YOU TO PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                              By Order of the Board of Directors,


                              BRUCE H. SAFRAN,
                              Secretary


     May 24, 1996

                                   HEALTHPLEX, INC.
                            60 CHARLES LINDBERGH BOULEVARD
                              UNIONDALE, NEW YORK 11553
                                 TEL: (516) 794-3000

                                    -------------

                                   PROXY STATEMENT

                                    -------------

                            ANNUAL MEETING OF STOCKHOLDERS
                                     JULY 2, 1996

                                     INTRODUCTION

        The Board of Directors of Healthplex, Inc. (the "Company") solicits your proxy, in the form enclosed, for use at the annual meeting of stockholders to be held on July 2, 1996 and any adjournment(s) thereof (the "Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and Form of Proxy are being mailed to stockholders on or about May 24, 1996.

        The Board of Directors has fixed May 22, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Meeting. At the close of business on the Record Date there were outstanding and entitled to vote 3,586,682 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"). Each share is entitled to one vote. The Common Stock is the only outstanding class of securities of the Company. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders for purposes of determining whether a proposal has been approved, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

        Any proxy may be revoked at any time before it is exercised by delivery of a written instrument of revocation or a later dated proxy to the principal executive office of the Company or, while the Meeting is in session, to the Secretary of the Meeting, without, however, affecting any vote previously taken. The presence of a stockholder at the Meeting will not operate to revoke his proxy. The casting of a ballot by a stockholder who is present at the Meeting will, however, revoke his proxy but then solely as to the matters on which the ballot is cast and not as to any matters on which he does not cast a ballot or as to matters previously voted upon.

        Proxies received by management will be voted at the Meeting or any adjournment thereof as specified therein by the person giving the Proxy. TO THE EXTENT NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR MANAGEMENT'S PROPOSALS. All of management's proposals have been unanimously approved by the Board of Directors.

        The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Directors, officers and employees may solicit proxies personally or by telephone, without additional salary or compensation to them. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in this connection.


                                ELECTION OF DIRECTORS
                                   (PROPOSAL NO. 1)

        There are six directors to be elected. It is intended that the names of the persons indicated in the following table will be placed in nomination, and the persons named in the enclosed proxy will vote for their election. In case any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, the proxy holders will have discretionary authority in that instance to vote the proxy for a substitute. To be elected, any nominee must receive a plurality of the votes cast for his position. Each nominee elected will serve as a director for the ensuing year and until his successor shall have been elected and qualified.

        The following six nominees are proposed to be elected directors at the Meeting.


                                                                      Served as
                                                                       Director
             Name                Principal Occupation            Age     Since
             ----                ---------------------           ---   --------
     Stephen J. Cuchel..   Chairman of the Board, Co-Chief
                             Executive Officer and a Director     57      1984

     Martin Kane........   President, Co-Chief Executive
                             Officer and a Director               56      1984

     Bruce H. Safran....   Vice-President, Secretary and a
                             Director                             46      1984

     George Kane.........  Vice-President, Treasurer and a
                             Director                             52      1984

     Philip J. Rizzuto...  Vice President of Management
                             Information Systems and a
                             Director                             52      1990

     Douglas L. King.....  Director                               54      1986


     CERTAIN INFORMATION CONCERNING NOMINEES AND EXECUTIVE OFFICERS

          DR. STEPHEN J. CUCHEL has been Chairman of the Board, Co-Chief Executive Officer and a Director of the Company for more than the past five years. He is a director of International Healthcare Services, Inc. ("IHS"), President of the American Dental Research Foundation, a partner in a group dental practice with Drs. George Kane and Martin Kane, Assistant Professor at New York University Medical Center and a lecturer at C.W. Post Long Island University. He is a member of the 9th Dental Society, North Eastern Conference of Health, Welfare and Pension Plans. He is also a member of the board of directors of the Health Services Administration, Nassau and Suffolk counties. Dr. Cuchel received a B.S. from Union College in 1960 and a D.D.S. from New York University College of Dentistry in 1964. He has also completed post-graduate training at New York Institute of Clinical Oral Pathology, and a residency at Long Island College Hospital in Anesthesiology and Dentistry for Handicapped Children.

          DR. MARTIN KANE has been President, Co-Chief Executive Officer and a Director of the Company for more than the past five years. He is also a director of IHS. He, with Drs. George Kane and Stephen Cuchel, operates a group dental practice from four private offices in New York City and environs. Between 1964 and 1976 he and Dr. Cuchel established various dental offices in the New York metropolitan area. Dr. Kane received a B.S. from City College of New York in 1960 and a D.D.S. from New York University College of Dentistry in 1964. He is a member of the American Dental Association, SED Professional Fraternity for Continuing Education, Conference of Oral Medicine, North Eastern Conference of Health, Welfare and Pension Funds and is dental care adviser to Local 1125 Retail Menswear Union.

          DR. BRUCE H. SAFRAN has been Vice-President, Secretary and a Director of the Company for more than the past five years. His duties include professional relations and the marketing of image services. He is also President and a director of IHS (having served since 1981). Dr. Safran is licensed to practice dentistry in New York and New Jersey, was a solo practitioner between 1974 and 1982, and occasionally serves as a dental consultant to private dental offices. Dr. Safran attended Ohio State University between 1967 and 1970, received a D.D.S. in 1974 from the University of Maryland and an M.B.A. in 1989 from the University of New Haven. He is a member of the American, New York State and Nassau County Dental Societies, as well as the American Health Information Management Association, the American Records Management Association, the Self Insurance Institute of America, the Council of Dental Benefit Processing Standards, the National Association of Dental Plans, the International Foundation of Employee Benefits Plans and the Association for Information and Image Management.

          DR. GEORGE KANE has been a Vice-President and a Director of the Company since July 1984, and has been Treasurer of the Company since February 1988. He is a director and Vice-President of IHS. Together with his brother, Martin Kane, and Stephen J. Cuchel, Dr. Kane operates a group dental practice from four offices in New York City and environs. He is a member of the American Dental Association, SED Professional Fraternity for Continuing Education, Academy of General Dentistry, American Endodontic Society, American Society of Preventive Dentistry and Yonkers, New York Chamber of Commerce. He received his B.A. from The State University, Rutgers, New Jersey in 1965 and a D.D.S. from New York University College of Dentistry in 1969.

          PHILIP J. RIZZUTO has been a Director of the Company and Vice-President of Management Information Systems since March 1990. He was a Director, Chief Executive Officer, Secretary and Treasurer of the Healthplex Computer Group from December 1987 until July 31, 1993. His duties include providing technical support services for in-house computer and imaging systems and providing market support for all products. Prior thereto, and at various times since 1982, he was a self-employed consultant to the Company and to other companies. From August 1982 through 1986, Mr. Rizzuto was a director and Vice-President of Management Information Systems for AGS International, Ltd., a privately-held concern. From 1981 to August 1982, Mr. Rizzuto was a Senior Director of Information Systems for the New York City Transit Authority. Mr. Rizzuto received his B.S., Cum Laude, in Computer Technology in 1975 from New York Institute of Technology.

          DOUGLAS L. KING has been a Director of the Company for more than the past five years. Mr. King has also been President and Chief Executive Officer of Smyth, Sanford and Gerard Reinsurance Intermediaries, Inc. and a director of United States Surgical Corporation for more than the past five years. He is also President and Chief Executive Officer of C.C. King & Co., Inc. Mr. King received his B.A. in 1963 from Stanford University, his J.D. from Stanford University in 1966 and a Masters of Philosophy from the University of London in 1968. He is a member of the Association of the Bar of the State of California.

          JOHN FORTE has been with the Company for more than the past five years and is a Vice President and Chief Accounting Officer of the Company. Since July 1991, Mr. Forte has served as a Vice President of the Company. Mr. Forte received his A.A.S. from Brooklyn College, New York in 1962 and his B.B.A. from the City College of New York in 1966. He is a Certified Public Accountant and has been a member of the New York State Society of Certified Public Accountants and A.I.C.P.A. since 1969. Mr. Forte also maintains a private accounting practice for his own clients and devotes approximately one day per week to such activities.

          Drs. Martin Kane and George Kane are brothers.

          Based on a review of the Forms 3 and 4, and any amendments thereto, filed during the year ended December 31, 1995 by those individuals required to file and furnish to the Company such reports and the written representation furnished to the Company by each such individual that he is not required to file a Form 5, the Company knows of no delinquent filing of, or failure to file, any such Form which was required to be filed during such year other than the following: Mr. Philip Rizzuto had one late report relating to one transaction and he was unaware of the need to file at the relevant time. The transaction related to the disposition of 75,000 shares in May 1995 in connection with a property settlement with his former spouse, and Mr. Rizzuto accurately reported his shareholdings in connection with a subsequent Form 4 filing made in connection with an unrelated transaction. A Form 5 has been filed to report the May 1995 disposition of shares.

     COMMITTEES AND MEETINGS OF THE BOARD

          The Company has a standing Audit Committee consisting of Messrs. Douglas L. King, Bruce H. Safran and Stephen J. Cuchel. The Audit Committee is responsible for supervising the financial affairs of the Company and the relationship of the Company with its independent certified public accountants. The Audit Committee did not meet during the Company's last fiscal year.

          The Company has a standing Executive Committee consisting of Messrs. Douglas L. King, Martin Kane and Stephen J. Cuchel. The Executive Committee is authorized to exercise all of the powers and authority of the full Board of Directors in the management of the business of the Company, with the exception of the powers to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger, and may not exercise those powers specifically prohibited by Section 141 of the Delaware General Corporation Law. The Executive Committee did not meet during the Company's last fiscal year.

          The Company has a standing Stock Option Committee consisting of Messrs. Douglas L. King, Stephen J. Cuchel and Bruce H. Safran. The Stock Option Committee is responsible for administering the Company's 1985 Incentive Stock Option Plan and 1985 Non-Qualified Stock Option Plan and did not meet during the Company's last fiscal year.

          The Company has a Director Plan Committee consisting of Messrs. Stephen J. Cuchel, Martin Kane and Bruce H. Safran. The Director Plan Committee is responsible for administering the Company's 1992 Director Stock Incentive Plan. The Director Plan Committee acted once by unanimous written consent during the last fiscal year.

          The Company has a Stock Committee consisting of George Kane and Douglas L. King. The Stock Committee is responsible for administering the Company's 1992 Stock Incentive Plan. The Stock Committee acted once by unanimous written consent during the last fiscal year.

          The Company does not have a standing Nominating, Compensation or similar Committee.

          The Company's Board of Directors acted three times by unanimous written consent during the last fiscal year.

          COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

          There is set forth below the compensation for services in all capacities paid or accrued by the Company and its subsidiaries during the fiscal year ended December 31, 1995 to the two Co-Chief Executive Officers and those other executive officers whose cash compensation during 1995 exceeded $100,000:


                                 SUMMARY COMPENSATION


                                         ANNUAL      LONG-TERM
                                      COMPENSATION  COMPENSATION
                                      ------------  -----------
           NAME AND             FISCAL               OPTIONS/     ALL OTHER
      PRINCIPAL POSITION         YEAR     SALARY    SARs(NO.)  COMPENSATION(1)
      ------------------        ------    ------    ---------  ---------------

     Stephen J. Cuchel,          1995    $158,445    65,000(2)     $12,000
       Chairman of the Board,    1994    $140,861    65,000         $7,158
       Co-Chief Executive        1993    $122,180       ---         $6,552
         Officer and a Director

     Martin Kane,                1995    $158,185    65,000(2)      $8,900
       President, Co-Chief       1994    $140,861    65,000         $7,676
         Executive Officer       1993    $122,524       ---         $6,545
         and a Director

     Bruce H. Safran,            1995    $136,597    50,000(2)      $7,402
       Vice-President, Secretary 1994    $128,112    50,000         $8,820
       and a Director            1993    $114,014       ---         $3,632

     John Forte,                 1995    $103,290    25,000(2)      $6,468
       Vice President            1994    $ 98,600    25,000         $5,768
       Chief Accounting Officer  1993    $ 91,650       ---         $5,418

     ----------------------
     (1) Consists of (i) matching contributions to the Retirement Savings Plan of the Company for the years 1993, 1994 and 1995 for each of Drs. Cuchel ($1,552, $1,701, $1,627), Martin Kane ($1,545, $1,701, $1,646)
          and Safran ($1,507, $1,418, $1,323) and (ii) insurance premiums paid by the Company for the years 1993, 1994 and 1995 for each of Drs. Cuchel ($5,000, $5,457, $12,000), Martin Kane ($5,000, $5,975,
          $8,900), Safran ($2,125, $7,402, $7,402) and John Forte ($5,418,
          $5,768, $6,468) on life insurance policies payable to beneficiaries respectively designated by each insured.

     (2) These options were issued in replacement of a like number of options granted to the named executive in 1994.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR/ OPTION VALUES AT
                                   FISCAL YEAR END

          During 1995, neither the co-Chief Executive Officers of the Company nor any of the most highly compensated executive officers whose annual compensation exceeded $100,000 exercised options to purchase Common Stock of the Corporation.

          The following table presents information regarding the number of options to purchase the Company's Common Stock granted by the Company to the named executive officers during the year ended December 31, 1995, the percentage of each named executive officer's share of all such options granted to all employees of the Company, the exercise price of each such executive officer's options, and the expiration date of each such executive officer's options.

                                  OPTION GRANTS IN LAST FISCAL YEAR
                                         (INDIVIDUAL GRANTS)
                        ------------------------------------------------------
                                     PERCENT OF
                                       TOTAL
                                      OPTIONS
                          NO. OF      GRANTED
                        SECURITIES      TO       EXERCISE
                        UNDERLYING   EMPLOYEES      OR
                          OPTIONS       IN         BASE
                          GRANTED      FISCAL     PRICE
             NAME           (#)         YEAR    ($/SH)(1)     EXPIRATION DATE
             ----        ---------   ---------  ---------     ---------------
     Stephen J. Cuchel .   65,000       17.08     $1.1979     November 27, 2000
     Martin Kane . . . .   65,000       17.08     $1.1979     November 27, 2000
     Bruce H. Safran . .   50,000       13.14     $1.089      November 27, 2005
     John Forte  . . . .   25,000        6.57     $1.089      November 27, 2005

     ---------------------
     (1) Consists of Incentive Stock Options which were granted to the named executive officers on November 28, 1995. In the case of Messrs. Cuchel and M. Kane, the options are exercisable for a period of five years from the date of grant and were granted at 110% of the Formula Price. The options granted to Messrs. Safran and Forte are exercisable for a period of ten years and were granted at the Formula Price. The "Formula Price" is equal to the average of the mean between the closing bid and ask prices for the Company's Common Stock on the National Association of Securities Dealers Automatic Quotation System during the 20 trading days preceding the date of grant, eliminating from such calculation the two high and two low bid and asked prices.

          During 1995, the Company paid a director's fee of $12,000 to one outside director and a director's fee of $25,000 to another director of the Company.

          During 1995, the Company, acting upon the unanimous written consent of the Company's Stock Option Committees which administer the Company's various Stock Option Plans, issued replacement grants of stock options to the named executive officers at a reduced exercise price in order to take into account the declining market price of the Company's stock. The replacement grants were issued to the named executive officers in exchange for the cancellation of certain stock options to purchase an identical number of shares of Common Stock which were granted by the Company to the named executive officers in fiscal 1994. The replacement grants were undertaken in accordance with the terms and conditions of the Company's various Stock Option Plans.

          The exercise price of the replacement grants of stock options to the named executive officers were determined by calculating the amount equal to the average of the mean between the closing bid and ask prices for the Company's Common Stock on the National Association of Securities Dealers Automatic Quotation System during the 20 trading days immediately preceding the date of grant, which was November 28, 1995, eliminating from such calculation the two high and low bid and asked prices.

     EMPLOYMENT AGREEMENTS

          On October 3, 1984, the Company entered into three-year employment agreements with each of Messrs. Stephen J. Cuchel, Martin Kane and Bruce H. Safran, each a principal stockholder and director of the Company. The Agreements are terminable by either party upon 30 days' written notice. Pursuant to these agreements, Drs. Cuchel, Kane and Safran each devote substantially all of his business time and efforts to the business affairs of the Company.

     SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          The following table sets forth the number and percentage of shares of the Company's Common Stock, par value $.001 per share, held by each director, by each executive officer named in the Compensation Tables set forth herein, by each person known by the Company to own in excess of five percent of the Company's Common Stock and by all officers and directors as a group as of March 15, 1996:


          NAME AND ADDRESS OF              SHARES BENEFICIALLY       PERCENT
          BENEFICIAL OWNER                        OWNED              OF CLASS
          -------------------              -------------------       --------

     Stephen J. Cuchel(1)  . . . . . . .         519,918              14.23%
       Nassau Corporate Center I
       60 Charles Lindbergh Blvd.
       Uniondale, NY  11553

     Martin Kane(2)  . . . . . . . . . .         499,400              13.67%
       Nassau Corporate Center I
       60 Charles Lindbergh Blvd.
       Uniondale, NY  11553

     Bruce H. Safran(3)  . . . . . . . .         342,200               9.40%
       Nassau Corporate Center I
       60 Charles Lindbergh Blvd.
       Uniondale, NY  11553

     George Kane(4)  . . . . . . . . . .         477,000              13.15%
       50 Rustic Gate Lane
       Dix Hills, NY  11741

     Douglas L. King(5)  . . . . . . . .          23,000               0.63%
       535 Center Island Road
       Oyster Bay, NY  11771

     Philip J. Rizzuto(6)  . . . . . . .         132,818               3.64%
       1904 Gardenia Avenue
       North Merrick, NY  11566

     All Directors and Officers as a
     group (seven persons)(7)  . . . . .       2,019,336              51.65%

     ---------------------
     (1) Includes 10,280 shares held in custody for certain members of Mr. Cuchel's family; and 65,000 shares which Mr. Cuchel may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $1.1979 per share.
     (2) Includes 65,000 shares which Mr. Kane may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $1.1979 per share. George Kane and Martin Kane are brothers. Each disclaims any voting or investment power over the shares of Common Stock owned by the other.
     (3) Includes 50,000 shares which Mr. Safran may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $1.089 per share.
     (4) Includes 45,000 shares which Mr. Kane may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $1.089 per share. George Kane and Martin Kane are brothers. Each disclaims any voting or investment power over the shares of Common Stock owned by the other.
     (5) Includes 6,000 shares held in a trust of which Mr. King is a one-third beneficiary; 10,000 shares which Mr. King may acquire upon exercise of a Non-Qualified Stock Option which is exercisable at a price of $1.089 per share; and 5,000 shares which Mr. King may acquire upon exercise of a Non-Qualified Stock Option which is exercisable at a price of $.6015625 per share.
     (6) Includes 25,000 shares which Mr. Rizzuto may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $1.089 per share, and 32,818 shares which Mr. Rizzuto may acquire upon exercise of an Incentive Stock Option which is exercisable at a price of $.6015625 per share.
     (7)  Includes the shares and options referred to in Footnotes (1) through
          (6) and 25,000 shares issuable to an officer of the Company upon exercise of an Incentive Stock Option exercisable at a price of $1.089 per share.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       During the year ended December 31, 1995, the Company derived revenues from Dentcare of $2,253,903.

       Drs. Martin Kane, Stephen J. Cuchel, Bruce H. Safran and George Kane are directors of IHS and Drs. Bruce H. Safran and George Kane are also officers of IHS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                               RATIFICATION OF AUDITORS
                                   (Proposal No. 2)

       At the Meeting, a vote will be taken on a proposal to ratify the appointment by the Board of Directors of Libero & Kappel, independent public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1996. Libero & Kappel has served as the Company's independent auditors for the fiscal year ended December 31, 1995.

       Management believes that the appointment of Libero & Kappel is in the best interests of the Company and recommends that it be ratified. To be ratified as the independent auditors of the Company, this proposal must receive a majority of the votes cast. A representative of Libero & Kappel is not expected to be present at the Annual Meeting of Stockholders of the Company. If, however, a representative is present, he will be given an opportunity to make a statement to the stockholders if he so desires and will be available to respond to appropriate questions from stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                    OTHER MATTERS

       The Board of Directors knows of no other business to be brought before the Meeting other than as set forth above. If any other business should properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                INCLUSION OF STOCKHOLDERS' PROPOSALS IN THE COMPANY'S
                                 1997 PROXY STATEMENT

       Stockholder proposals for the next Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 60 Charles Lindbergh Blvd., Uniondale, New York 11553, not later than January 24, 1997 to be considered for inclusion in the Company's Proxy Statement for such Meeting. Any request for such a proposal should be accompanied by a written representation that the person making the request is a record or beneficial owner of at least 1% or $1,000 in market value of the Company's common shares and has held such shares for at least one year as required by the Proxy Rules of the Securities and Exchange Commission.

                                    ANNUAL REPORT

       A copy of the Company's combined Annual Report and Form 10-KSB, including the financial statements and the financial statement schedules thereto, for the fiscal year ended December 31, 1995, is being mailed to Stockholders together with this Proxy Statement.

                                        By Order of the Board of Directors,


                                        BRUCE H. SAFRAN,
                                        Secretary

     May 24, 1996

                                   HEALTHPLEX, INC.
                 PROXY--ANNUAL MEETING OF STOCKHOLDERS--JULY 2, 1996
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of Healthplex, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Stephen J. Cuchel, Martin Kane and Bruce H. Safran, and each of them, proxies with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at the Guest Quarters-Suite Hotel, 707 N. King Street, Wilmington, Delaware, on July 2, 1996, at 1:00 P.M., New York time, and at any adjournment thereof, and there to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of said Company which the undersigned would be entitled to vote if personally present at said meeting.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

     NO. 1.   ELECTION OF DIRECTORS.
              FOR ALL NOMINEES listed below  [ ]     WITHHOLD AUTHORITY  [ ]
                  (except as marked to                   to vote for all
                   the contrary below)                   nominees

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)
      Stephen J. Cuchel, Martin Kane, Bruce H. Safran, Philip J. Rizzuto,
                         George Kane, Douglas L. King

     NO. 2. RATIFICATION OF LIBERO & KAPPEL AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

             FOR  [ ]           AGAINST  [ ]           ABSTAIN  [ ]

                                                (Continued on reverse side)

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

        THE BOARD OF DIRECTORS REQUESTS THAT YOU FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ENCLOSED POSTPAID ENVELOPE.


                                 Dated_________________________________, 1996


                                 ____________________________________________
                                 Signature


                                 ____________________________________________
                                 Signature if jointly held

                                 PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                 HEREON. In signing as attorney, executor, administrator, trustee or guardian, indicate such capacity. All joint tenants must sign.
                                 If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.